EXHIBIT 32.2

                            SECTION 906 CERTIFICATION


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                                  Exhibit 32.2



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Garner Investments, Inc. for the year ended December 31, 2010, I, Michael R. Butler, Secretary/Treasurer and Principal Accounting Officer of Garner Investments, Inc., hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

c) such Annual Report on Form 10-K of Garner Investments, Inc. for the year ended December 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

d) the information contained in such Annual Report on Form 10-K of Garner Investments, Inc. for the year ended December 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of Garner Investments, Inc.

Date:  April 14, 2011


                            /s/Michael C. Butler
                            --------------------------------------
                            Michael C. Butler, Secretary/Treasurer
                            (Principal Accounting Officer)



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.